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                                                                     Exhibit 4
                                [FORRESTER LOGO]

                            FORRESTER RESEARCH, INC.

                    INCORPORATED UNDER THE LAWS OF DELAWARE

      THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK CITY, NY


     NUMBER                                               SHARES

  COMMON STOCK                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP 346563 10 9



This Certifies that





is the owner of



  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

                            FORRESTER RESEARCH, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-Laws of the Corporation, all as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.


Dated:



            [FORRESTER RESEARCH, INC. CORPORATE SEAL 1996 DELAWARE]

              /s/                                       /s/
              SECRETARY                                 PRESIDENT



[Set horizontally on right side]

COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
     TRANSFER AGENT AND REGISTRAR

BY     /s/
       AUTHORIZED SIGNATURE
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                            FORRESTER RESEARCH, INC.

  The Corporation is authorized to issue more than one class or series of stock. Upon written request, the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common
  TEN ENT - as tenants by the entireties
  JT TEN - as joint tenants with right of survivorship and not as tenants in common

  UNIF GIFT MIN ACT -           Custodian
                     ---------           -----------
                      (Cust)               (Minor)
                     under Uniform Gifts to Minors
                     Act
                        ----------------------------
                                 (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, _______ hereby sell, assign and transfer unto _____________

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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_______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ---------------------------


                          ------------------------------------------------------
                  NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND
                          WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                          OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                          ------------------------------------------------------
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.